[LETTERHEAD OF COVANCE]

                       Covance Clinical Research Unit Inc.
                                   Madison, WI

                 MASTER CLINICAL DEVELOPMENT SERVICES AGREEMENT

This Clinical Development Services Agreement dated as of 1 December 1997, is between - Discovery Laboratories, Inc. ("Sponsor") and Covance Clinical Research Unit ("Covance").

1.    Protocol/Pricing Schedule

      a. Covance will perform a study or studies ("Study") for Sponsor in accordance with a detailed protocol document ("Protocol") that will be provided by Sponsor or prepared by Covance with the Sponsor's input and approved by Sponsor. The Protocol will specify the Study design, objectives, number of subjects, measurements, estimated duration of the Study, and all other relevant matters. Covance will perform its services for the Sponsor in connection with the Study on the terms specified in the pricing schedule attached hereto as Exhibit A (the "Pricing Schedule"). The Pricing Schedule will set forth the pricing and payment terms for the Study and is deemed a part of this Agreement and is incorporated herein by reference.

      b. If requested by Sponsor, Covance will consult with Sponsor to assist Sponsor in developing the Study design in a manner consistent with current regulatory guidelines. Covance does not warrant the Protocol or Study design, or that the Study results, will satisfy the requirements of any regulatory agencies at the time of submission of study results to such agencies.

2.    Study Materials

      Sponsor will provide Covance with sufficient amounts of drug with which to perform the Study, as well as such sufficient and comprehensive data as may be required by Covance concerning the stability of the test material end storage and safety requirements.

3.    Principal Investigator

      Covance will appoint a "Principal Investigator" to be responsible for the Study.

                            [LETTERHEAD OF COVANCE]

4.    Compliance with Government Regulations

      a. Covance will perform the Study in accordance with the Protocol. Covance will also comply in all material respects with all current government regulatory requirements concerning Good Clinical Practices as considered to be appropriate at the time of study initiation.

      b. Should such government regulatory requirements be changed, Covance will make every reasonable effort to satisfy the new requirements. In the event that compliance with such new regulatory requirements necessitates a change in the Protocol for the Study, Covance will submit to Sponsor a revised Pricing Schedule for Sponsor's acceptance prior to making any changes in the Protocol or Study.

5.    Sponsor Visits to Facilities

      Sponsor's representatives may visit Covance's clinic with reasonable frequency, upon reasonable notice, during normal business hours to observe the progress of the Study. Covance will assist Sponsor in scheduling such visits.

6.    Confidential Information/Legal Proceedings

      a. Covance will not disclose to any business or institution not affiliated with Covance, without Sponsor's written permission, any information pertaining to Sponsor's Study or this Agreement unless such disclosure is required by any law, rule, regulation, order, decision, decree, subpoena, or other legal process ("Law"). Disclosures to Institutional Review Boards are understood to be required by Law. If such disclosure is requested by Law, Covance will notify sponsor of this request promptly, and, if possible, prior to any disclosure to permit Sponsor to oppose such disclosure by appropriate legal action.

      b. If Covance shall be obliged to provide, assistance, including testimony, or records regarding any Sponsor Study in any legal or administrative proceeding, then Sponsor shall reimburse Covance its out-of-pocket costs and an hourly fee for its employees or representatives.

7.    Work Product

      a. All reports, including case report forms, will be prepared in Covance's standard format unless otherwise specified in the Protocol.

Master Clinical Development Services Agreement

                            [LETTERHEAD OF COVANCE]

      b. Raw data in paper, magnetic or other form, will be retained by Covance in compliance with regulatory requirements and the study price includes the cost of meeting these requirements. Upon expiration of any regulatory requirements to maintain such data or after 15 years, whichever is later, Sponsor shall upon Covance's request direct that such data be delivered to Sponsor or be retained by Covance for a standard storage fee and Covance will comply with such direction.

8.    Test Article

      Upon completion of the Study, unless required by Law and so notified by the Sponsor in writing, any remaining samples of test or control materials will be returned to Sponsor, at Sponsor's expense, for retention in compliance with regulatory requirements. If so notified by the Sponsor, Covance will retain samples of test or control materials for a standard storage fee.

9.    Inventions and Patents

      At Sponsor's request, Covance will assign to Sponsor the rights to any patentable invention discovered by Covance's employees exclusively as a result of performing Sponsor's Study and pertaining to the Test Article, provided Sponsor requests such assignment within 90 days of notification of such invention and further provided that if such invention relates to testing methods or processes, Sponsor shall grant to Covance and its affiliates a [***] to practice such methods or processes in perpetuity. If Sponsor requests and at Sponsor's expense, Covance will provide Sponsor with reasonable assistance to obtain patents covering such inventions.

10.   Independent Contractor

      Covance shall perform the Study as an independent contractor and shall have complete and exclusive control over its employees and agents.

11.   Insurance

      Covance shall secure and maintain in full force and effect throughout the performance of the Study insurance coverage for (a) Workmen's Compensation, (b) General Liability, and (c) Automobile Liability in amounts appropriate to the conduct of Covance's business in Covance's sole and exclusive judgement. Certificates evidencing such insurance will be made available for examination upon request by Sponsor.


[***] -- Confidential treatment requested.


Master Clinical Development Services Agreement

                            [LETTERHEAD OF COVANCE]

12.   Remedies/Indemnities

      a. In the event of a material error by Covance in the performance of the Study that renders the Study invalid, Covance's sole obligation to Sponsor shall be for Covance, at its option, to either (a) repeat the Study at Covance's own cost, or (b) refund to Sponsor the contract price paid. UNDER NO CIRCUMSTANCES SHALL SPONSOR BE ENTITLED TO INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR COVANCE'S NONPERFORMANCE OR IMPROPER PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, STUDY, OR PROTOCOL.

      b. Covance shall indemnify Sponsor from any claims or expense incurred by Sponsor arising solely out of Covance's willful or negligent acts giving rise to any personal injury, death, or property damage occurring during the conduct of the Study. Such indemnity shall not extend to any loss or expense resulting from any claim arising out of Sponsor's use or marketing of any substance that is the subject of the Study.

      c. Sponsor shall indemnify Covance and its affiliates and their respective officers, directors, employees, agents and independent contractors, (including the University of Wisconsin-Madison and University of Wisconsin-Madison personnel) the "Covance GROUP" from any loss, damage, cost or expense (including reasonable attorney's fees) (collectively, a "Loss") arising from any claim, demand, assessment, action, suit or proceeding (a "Claim") as a result of
            (i) Covance's performance of or involvement with the Study or its obligations under this Agreement or the Protocol or (ii) Sponsor's tortuous conduct or inaction provided that neither willful nor negligent acts by the Covance GROUP were responsible for such Loss. In addition, and without limiting the foregoing, Sponsor shall indemnify Covance GROUP from any Loss from any Claim arising out of Sponsor's use or marketing of any substance tested by Covance.

      d. Upon receipt of notice of any Claim which may give rise to a right of indemnity from the other party hereto, the party seeking indemnification (the "Indemnified Party") shall give written notice thereof to the other party, (the Indemnifying Party") with a claim for indemnity. Such Claim for indemnity shall indicate the nature of the Claim and the basis therefore. Promptly after a Claim is made for which the Indemnified Party seeks indemnity, the Indemnified Party shall permit the Indemnifying Party, at its option and expense, to assume the complete defense of such Claim, provided that
            (i) the Indemnified Party will have the right to participate in the defense of any such Claim at its own cost and expense, (ii) the Indemnifying Party will conduct the defense of any Claim with due regard for the business interests and potential related liabilities of the Indemnified Party and (iii)

Master Clinical Development Service Agreement

                            [LETTERHEAD OF COVANCE]

            the Indemnifying Party will, prior to making any settlement, consult with the Indemnified Party as to the terms of such settlement. The Indemnified Party shall have the right, at its election, to release and hold harmless the Indemnifying Party from its obligations hereunder with respect to such Claim and assume the complete defense of the same in return for payment by the Indemnifying Party to the Indemnified Party of the amount of the Indemnifying Party's settlement offer. The indemnifying Party will not, in defense of any such Claim, except with the consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect thereof. After notice to the Indemnified Party of the Indemnifying Party's election to assume the defense of such Claim, the Indemnifying Party shall be liable to the Indemnified Party for such legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof at the request of the Indemnifying Party. As to those Claims with respect to which the Indemnifying Party does not elect to assume control of the defense, the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense, as the Indemnifying Party's own cost and expense, and will not settle or otherwise dispose of any of the same without the consent of the Indemnifying Party.

13.   Generic Drug Enforcement Act of 1992

      Covance Clinical Research Unit Inc.: (a) represents that it has never been, and its employees have never been debarred or convicted of a crime for which a person can be debarred under 21 USC Sec. 335a ("335a"); nor threatened to be debarred or indicted for a crime or otherwise engaged in conduct for which a person can be debarred under 335a; (b) agrees that it will promptly notify Sponsor in the event of any such debarment, conviction, threat or indictment occurring during the term of this Agreement or three (3) years following its termination or expiration; and
      (c) agrees not to employ any person in connection with any of the work to be performed under this Agreement who has been debarred or convicted of a crime for which a person can be debarred.

14.   Force Majeure

      Either party shall be excused from performing its obligations under this Agreement if its performance is delayed or prevented by any cause beyond such party's control, including, without limitation, acts of God, fire, explosion, weather, disease, war, insurrection, civil strife, riots, government action, or power failure. Performance shall be excused only to the extent of and during the reasonable continuance of such disability. Any deadline or time for performance specified in the Protocol that falls due during or subsequent to the occurrence of any of the disabilities referred to herein shall be automatically extended for a period of time equal to the period of such disability.

Master Clinical Development Services Agreement

                            [LETTERHEAD OF COVANCE]

      Covance will notify Sponsor as soon as practicable if, by reason of any of the disabilities referred to herein, Covance is unable to meet any deadline or time for performance specified in the Protocol. In the event that any part of the Study is rendered invalid as a result of such disability, Covance will, upon written request from Sponsor and at Sponsor's sole cost and expense, repeat that part of the Study affected by the disability.

15.   Allocation of Resources

      If delays in performance of the Study are experienced because of Sponsor's inability to supply Covance with materials or information required to perform the Study, Covance reserves the right to reallocate resources otherwise reserved for performance of the Study without incurring liability to Sponsor.

16.   Use of Names

      Sponsor shall not use Covance's name or the names of Covance's employees in any advertising or sales promotional material or in any publication without prior written permission of Covance. Covance will not use Sponsor's name or the names of Sponsor's employees in any advertising or sales promotional material or in any publication without prior written permission of the Sponsor.

17.   Termination

      a. Sponsor shall have the right at any time to terminate any Study prior to completion by giving written notice to Covance. In the event of termination by the Sponsor, Sponsor shall pay Covance upon receipt of Covance's invoice the amount specified as set forth in Exhibit A.

      b. Covance shall have the right to terminate the Study prior to completion for any of the following reasons:

            (1)   Sponsor's breach of the Agreement.

            (2) Covance's good faith determination that it is not safe to continue the Study.

            In the event of termination by Covance due to (1) and/or (2) above, Sponsor shall pay Covance upon receipt of Covance's invoice the amount specified as set forth in Exhibit A.

      c. The termination of this Agreement shall not relieve either party of its obligation to the other in respect of (i) maintaining the confidentiality of information, (ii)

Master Clinical Development Services Agreement

                            [LETTERHEAD OF COVANCE]

            obtaining consents for advertising purposes and publications, (iii) indemnification, and (iv) compensation for services performed.

18.   Assignment

      Covance shall not assign the clinic portion of this Agreement without the prior written consent of Sponsor, which consent shall not be unreasonably withheld.

19.   Notice

      All notices given under this Agreement shall be in writing and shall be delivered personally, sent by telegram, telefax, or mailed to the parties at the addresses set forth below, or such other addresses as the parties may designate in writing.

20.   Amendments

      Any amendments or revisions to this Agreement, the Pricing Schedule or the Protocol must be proposed in writing by either party and accepted in writing by the other party before they shall become effective and binding.

21.   Waiver

      No waiver of any term, provision, or condition of this Agreement, the Pricing Schedule or the Protocol whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision, or condition or of any other term, provision, or condition of this Agreement.

22.   Arbitration

      a. All disputes between the parties which are not resolved by means of direct negotiations between them and which arise out of this Agreement, the Pricing Schedule or the Protocol shall be finally settled by arbitration in accordance with this Section. The arbitration shall be held in or around Madison, Wisconsin as determined by Covance, and shall be conducted in accordance with the rules of the American Arbitration Association by two arbitrators appointed, one by each party to this Agreement. If the arbitrators appointed cannot agree on the resolution of the dispute within 60 days after the dispute is submitted to them, they shall thereupon appoint a third arbitrator, and if they fail to agree upon a third arbitrator within 30

Master Clinical Development Services Agreement

                            [LETTERHEAD OF COVANCE]

            days after a deadlock is declared by either arbitrator, a third arbitrator will be appointed by the American Arbitration Association upon the request of either such arbitrator.

      b. Any decision by the third arbitrator and either one of the other arbitrators shall be binding upon the parties and may be entered as a final judgement in any court having jurisdiction. The arbitration shall be conducted completely in the English language. The cost of any arbitration proceeding shall be borne by the parties as the arbitrators shall determine if the parties have not otherwise agreed. The arbitrators shall render their final decision in writing in English to the parties, which decision shall explain the reasons therefor.

23.   Entirety

      This Agreement, together with the Pricing Schedule and the Protocol, is the entire understanding between Sponsor and Covance. It replaces, supersedes and renders void any and all predecessor and contemporaneous negotiations, agreements, representations, understandings and commitments between the parties.

24.   Governing Law

      This Agreement is a Wisconsin contract. It shall be governed, construed, and interpreted in accordance with the laws of Wisconsin.

      In witness whereof, the parties have executed this Agreement.

DISCOVERY LABORATORIES, INC.


By: /s/ David R. Crockford                12/04/97
   ----------------------------           -------------
                                          Date
Title: Vice President
      -------------------------

COVANCE CLINICAL RESEARCH UNIT


By:    /s/ Kenneth E. Moritz              12-1-97
       ------------------------           -------------
       Authorized Signature               Date
       Kenneth E. Moritz

Title: Contracts Administrator/
       Senior Client Manager

Master Clinical Development Services Agreement

                         Covance Clinical Research Unit

                                   EXHIBIT A
                                PRICING SCHEDULE

Pricing Schedule dated as of 1 December 1997, is between Client ("Sponsor") and Covance Clinical Research Unit ("Covance").

                                   WITNESSETH

WHEREAS, Sponsor and Covance have entered into that certain Master Clinical Development Services Agreement dated as of 1 December 1997, (as amended or modified from time to time, the "Master Clinical Development Services Agreement"; terms defined therein an used herein as defined therein unless otherwise defined herein);

WHEREAS, Covance has agreed to perform the Study for the Sponsor on the terms of the Clinical Development Services Agreement, the Protocol and this Pricing Schedule;

WHEREAS, this Pricing Schedule is the Pricing Schedule referred to in the Clinical Development Services Agreement;

WHEREAS, Covance will perform such Study on the price specified in this Pricing Schedule.

NOW, THEREFORE, the Sponsor and Covance hereby agree to the following price and payment schedule in connection with Study and Protocol identified below.

      STUDY NO.:        8475        PROTOCOL NO.:     ST-630-01A

      TITLE: A Phase IA, Double-Blind, Placebo-Controlled, Rising Single-and Multiple-Dose, Safety, Tolerance and
                  Pharmacokinetic Study of ST-630 Softgel Capsules Administered at 0.0625, 0.125, 0.25, 0.375, or 0.5 (mu)g in Normal Healthy,
                  Volunteers

      PRICE:      $393,554

PAYMENT SCHEDULE:

At signing of the Agreement                                               [***]
Following successful completion of Group A                                [***]
Following successful completion of Group B                                [***]
Following successful completion of Group C                                [***]
Following successful completion of Group D                                [***]

Master Clinical Development Services Agreement

[***] - Confidential treatment requested.

Following successful completion of Group E                                [***]
Following completion and approval of the CTR                              [***]

Price quoted is predicated on Covance receiving all necessary test material and other data required to conduct the Study outlined in this proposal within 30 days of Covance's signing of this Pricing Schedule.

Termination Terms:

If the study is terminated after initiation but prior to completion of 5 groups, the following fees will be charged:

               [***]

Postponement Terms:

If the study is postponed within 30 days of 4 December 1997, Sponsor is responsible for payment of all variable costs incurred to date, as well as, any costs associated with additional advertising, recruiting, and screening efforts to ensure enrollment of a full panel plus a fee of 5% of the full study price.

IN WITNESS WHEREOF, the undersigned have executed this Pricing Schedule as of the date first above written.

Discovery Laboratories, Inc.              Covance Clinical Research Unit


By: /s/ David R. Crockford                By: /s/ Kenneth E. Moritz
   ----------------------------              -------------------------------
                                          Authorized Signature

Name: DAVID R. CROCKFORD                  Title: Contract Administrator/
     --------------------------                 ----------------------------
                                                 Senior Client Manager

Title: Vice President
      -------------------------

Master Clinical Development Services Agreement

[***] - Confidential treatment requested.

                                     Budget

                   Prepared for Discovery Laboratories, Inc.
                     by Covance Clinical Research Unit Inc.
                    Protocol No. ST-630-01A - Study No. 8475
                          30 Volunteers, 5 Groups of 6
                                1 December 1997

--------------------------------------------------------------------------------
FIXED COST FOR STUDY                                                  TOTAL
--------------------------------------------------------------------------------
Advertising                                                                [***]
--------------------------------------------------------------------------------
Recruiting/Screening                                                       [***]
--------------------------------------------------------------------------------
IRB                                                                        [***]
--------------------------------------------------------------------------------
Project Management                                                         [***]
--------------------------------------------------------------------------------
Quality Assurance                                                          [***]
--------------------------------------------------------------------------------
Clinical Confinement (Includes all meals)   30 Volunteers x 5 Nights       [***]
                                            15 Alternates x 1 Night
--------------------------------------------------------------------------------
State Unemployment Insurance                                               [***]
--------------------------------------------------------------------------------
Archiving                                                                  [***]
--------------------------------------------------------------------------------
Supplies and Shipping                                                      [***]
--------------------------------------------------------------------------------
FIXED COSTS PER GROUP (X5)
--------------------------------------------------------------------------------
Physician [***]                                                            [***]
--------------------------------------------------------------------------------
Clinical Procedures [***]                                                  [***]
--------------------------------------------------------------------------------
Data Entry [***]                                                           [***]
--------------------------------------------------------------------------------
Report Writing [***]                                                       [***]
--------------------------------------------------------------------------------
VARIABLE COSTS
--------------------------------------------------------------------------------
Volunteer Stipends - On-Study                                              [***]
--------------------------------------------------------------------------------
[***] x 30 Volunteers
[***] x 15 Alternates
--------------------------------------------------------------------------------
Labs and ECG                                                               [***]
--------------------------------------------------------------------------------
Screening             75 Volunteers x 1 Timepoint
--------------------------------------------------------------------------------
On-Study              30 Volunteers x Study Timepoints
                      15 Alternates x 1 Timepoint
--------------------------------------------------------------------------------
                                                   Clinical Cost Total     [***]
--------------------------------------------------------------------------------
Data Management Costs                                                      [***]
--------------------------------------------------------------------------------
Costs Incurred for Protocol and IND Development                            [***]
--------------------------------------------------------------------------------
Monitoring                                                                 [***]
--------------------------------------------------------------------------------
                                                      Total Study Cost     [***]
--------------------------------------------------------------------------------

Price quoted is contingent on final protocol and is valid for 30 days.

Additional medical expenses (i.e., consultations) will be billed to the Sponsor on a case by case basis.

[***] - Confidential treatment requested.